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                           SCHEDULE A TO EXHIBIT 10(f)


                  The following directors of Park National Corporation (the "Company") entered into Split-Dollar Agreements with the subsidiaries of the Company identified below which are identical to the Split-Dollar Agreement, dated September 29, 1993, between Dominic C. Fanello and The Richland Trust Company ("Richland") filed as Exhibit 10(g) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (File No. 0-18772):


                                          Subsidiary of the Company which is a       Date of Split-Dollar
Name of Director                          Party to Split-Dollar Agreement            Agreement
---------------                           -------------------------------------      --------------------
R. William Geyer                          Mutual Federal Savings Bank                October 4, 1993
                                          ("Mutual")
Howard E. LeFevre                         The Park National Bank ("PNB")             September 7, 1993
Phillip T. Leitnaker                      PNB                                        October 5, 1993
Tamala Longaberger Kaido                  Mutual                                     October 19, 1993
John J. O'Neill                           PNB                                        September 2, 1993
William A. Phillips                       Mutual                                     September 14, 1993
J. Gilbert Reese                          PNB                                        September 8, 1993
Rick R. Taylor                            Richland                                   September 29, 1993
John L. Warner                            PNB                                        September 7, 1993